Exhibit 10.7


                               DATED 30 JUNE 1999

                             SUON CAMBRIDGE LIMITED

                                       to

                                 DIOMED LIMITED

                                   UNDERLEASE
                                       of
                        Plot 2000 Cambridge Research Park
                                    Cambridge

                                 Term: 25 years
                            Commences: 30 April 1999
                   Initial Rent: [Pounds sterling]302,375 p.a.

[logo IM)
                                                       IRWIN MITCHELL Solicitors
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                                TABLE OF CONTENTS

PARTICULARS ..................................................................1
OPERATIVE PROVISIONS: ........................................................3
  DEFINITIONS AND INTERPRETATION .............................................3
  PARTICULARS ................................................................5
  INTERPRETATION OF RESTRICTIONS AND LIABILITY ...............................5
  CLAUSES AND CLAUSE HEADINGS ................................................5
  SINGULAR AND PLURAL MEANINGS ...............................................6
  STATUTES AND STATUTORY INSTRUMENTS .........................................6
  GENDER .....................................................................6
  JOINT AND SEVERAL OBLIGATIONS ..............................................6

THE LETTING TERMS ............................................................6
TENANT'S COVENANTS ...........................................................7
  RENT .......................................................................7
  INTEREST ...................................................................7
  OUTGOINGS AND CONTRIBUTIONS ................................................7
  REPAIR .....................................................................8
  DECORATIONS ................................................................8
  LANDLORD'S RIGHT OF INSPECTION AND RIGHT OF REPAIR .........................8
  YIELD UP IN REPAIR AT THE END OF THE TERM ..................................9
  RELEVANT DEFECTS ..........................................................10
  ALTERATIONS ...............................................................10
  ALIENATION ................................................................11
  REGISTRATION OF DISPOSITIONS OF THIS LEASE ................................15
  ENFORCEMENT OF UNDERLEASES ................................................15
  USER ......................................................................16
  RESTRICTIONS AFFECTING USE OF THE PREMISES ................................16
  ADVERTISEMENTS AND SIGNS ..................................................17
  COMPLIANCE WITH STATUTES, ETC .............................................18
  PLANNING PERMISSIONS ......................................................19
  COMPLIANCE WITH TOWN PLANNING .............................................19
  CLAIMS MADE BY THIRD PARTIES ..............................................20
  EXPENSES OF THE LANDLORD ..................................................20
  OBSTRUCTION OF WINDOWS OR LIGHTS AND EASEMENTS ............................21
  CLEANING [AND INSURANCE] OF WINDOWS .......................................21
  VALUE ADDED TAX ...........................................................21
  NOTICES "TO LET" AND "FOR SALE" ...........................................21
  ENCUMBRANCES ..............................................................22
  SUPERIOR LEASE COVENANTS ..................................................22

PROVISOS ....................................................................22
  PROVISO FOR RE-ENTRY ......................................................22
  POWER FOR LANDLORD TO DEAL WITH ADJOINING PROPERTY ........................23
  EXEMPTION FROM LIABILITY IN RESPECT OF SERVICES ...........................24
  COMPENSATION FOR DISTURBANCE ..............................................24
  REMOVAL OF PROPERTY AFTER DETERMINATION OF TERM ...........................24
  NOTICES CONSENTS AND APPROVALS ............................................24
  SUPERIOR LANDLORD .........................................................25

LANDLORD'S COVENANTS ........................................................26
  QUIET ENJOYMENT ...........................................................26

OBLIGATIONS IN SCHEDULES TO THIS LEASE ......................................26


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OPTION TO DETERMINE .........................................................26

SCHEDULE 1 ..................................................................27
  PART 1: RIGHTS ENJOYED WITH DEMISE ........................................27
  PART 2: EXCEPTIONS AND RESERVATIONS .......................................27

SCHEDULE 2 ..................................................................29
  RENT REVIEWS ..............................................................29
  THE REVIEW DATES ..........................................................29
  UPWARD ONLY RENT REVIEWS ..................................................29
  THE MARKET RENT ...........................................................29
  MATTERS TO BE DISREGARDED   ...............................................30
  PROCEDURE FOR DETERMINATION OF MARKET RENT ................................31
  TIME LIMITS ...............................................................32
  RENTAL ADJUSTMENTS ........................................................32
  REVIEWED RENT RESERVED IN PHASES ..........................................32
  MEMORANDUM OF RENT REVIEW .................................................32

SCHEDULE 3 ..................................................................33
  INSURANCE PROVISIONS ......................................................33
  INSURED RISKS .............................................................33
  TENANT'S LIABILITY FOR INSURANCE PREMIUMS .................................33
  TENANT'S OBLIGATIONS IN RELATION TO INSURANCE COVER .......................34
  LANDLORD'S OBLIGATION TO INSURE AND REINSTATE .............................35
  LANDLORD'S [OBLIGATIONS AND] ENTITLEMENT IN RELATION TO INSURANCE .........36
  SUSPENSION OF RENT ........................................................36
  OPTIONS TO DETERMINE ......................................................37
  RETENTION OF INSURANCE PROCEEDS ...........................................37

SCHEDULE 4 ..................................................................38
  SECTION 1: SERVICE CHARGE PROVISIONS ......................................38
  TENANT'S LIABILITY TO PAY SERVICE CHARGE ..................................38
  DEFINITION OF "DUE PROPORTION\ ............................................38
  ADVANCE PAYMENTS ON PRELIMINARY BASIS .....................................38
  SERVICE CHARGE ACCOUNTS AND ADJUSTMENTS ...................................39
  EXCEPTIONAL EXPENDITURE ...................................................39
  ADVANCE PAYMENTS DEPOSIT ACCOUNT ..........................................40
  LANDLORD'S PROTECTION PROVISIONS ..........................................40
  VACANT PARTS OF THE BUILDING AND ACTIONS BY THE LANDLORD ..................41
  SERVICE CHARGE TO EXCLUDE TENANTS' LIABILITIES ............................41
  MANAGEMENT CHARGES ........................................................41
  THE LANDLORD'S OBLIGATION TO PROVIDE SERVICES .............................42

  SECTION 2: ESSENTIAL SERVICES AND HEADS OF CHARGE .........................43
  COMMON PARTS ..............................................................43
  REPAIRS AND STATUTORY REQUIREMENTS ........................................43
  FIRE FIGHTING EQUIPMENT, SECURITY AND PUBLIC ADDRESS ......................44
  INSURANCES ................................................................44
  GARDEN AREAS ..............................................................44
  SECTION 3: DISCRETIONARY SERVICES AND HEADS OF CHARGE .....................44
  LEGAL PROCEEDINGS .........................................................44
  EMPLOYEES .................................................................45
  SECURITY ..................................................................45
  FORM OF GUARANTEE ON ASSIGNMENT UNDER CLAUSE 3.10.4 .......................46
  GUARANTEE PROVISIONS ......................................................46
  GUARANTEE .................................................................46
  NO WAIVER OR RELEASE OF LIABILITY .........................................46
  GUARANTOR TO ACCEPT NEW LEASE UPON DISCLAIMER .............................47
  INDEMNITY FOLLOWING DISCLAIMER ............................................48
  SUBORDINATION OF RIGHTS OF THE GUARANTOR ..................................48
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                                   PARTICULARS

COLUMN 1                               COLUMN 2

THE LANDLORD                           SUON  CAMBRIDGE LIMITED whose
                                       registered office is at 22 Grosvenor
                                       Square, London WIX ODT

THE TENANT                             DIOMED LIMITED whose registered office is
                                       at The Jeffreys Building, Cowley Road,
                                       Cambridge CB4 4WS

THE PREMISES                           Plot 2000 Cambridge Research Park,
                                       Cambridge, shown edged in red on Plan 2

THE TERM The term of 25 years commencing on 30 April 1999 (determinable in accordance with clause 7 of this Lease)

THE RENT                               The yearly rent of [Pounds
                                       sterling]302,375.00

THE RENT COMMENCEMENT DATE             30 January 2000

THE SERVICE CHARGE COMMENCEMENT DATE   30 April 1999

THE BANK                               Lloyds Bank Plc [Graphic Omitted}

THE PRESCRIBED RATE                    The base rate for the time being of the
                                       Bank plus 4%

THE EXTERNAL DECORATING YEARS          2002 and from then in every subsequent
                                       third year of the term

THE INTERNAL DECORATING YEARS          2004 and from then in every subsequent
                                       fifth year of the term

THE AUTHORISED USE                     Offices and Research and Development use
                                       within Use Class B1 of the Town & Country
                                       Planning (Use Classes) Order 1987 or such other use within that Use Class as the Landlord consents to, consent not to be unreasonably withheld

THE ENCUMBRANCES                       The matters contained or referred to in
                                       the registers of Title Number CB209861
                                       and in the Superior Lease, so far as they relate to and affect the Premises (other than the obligation to pay rent)

                               [Graphic Omitted]
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RENT REVIEW YEARS                       Each consecutive period of five years of
                                        the Term

THE NOTIONAL TERM                       A term of 10 years from the relevant
                                        review date

THE NET INTERNAL AREA                   the net internal area of the Premises
                                        measured in accordance with the
                                        Measuring Code and deemed for the
                                        purposes of this Lease to be 20,500
                                        square feet

THE SERVICE CHARGE DATES                1 January and 31 December in each year






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DATE: 30 JUNE 1999

PARTIES:

(1) THE LANDLORD

and

(2) THE TENANT

OPERATIVE PROVISIONS:

1    DEFINITIONS AND INTERPRETATION

     1.1 DEFINITIONS:

     In this Lease where the context so allows:-

     "ACT" means the Landlord & Tenant (Covenants) Act 1995

     "RESEARCH PARK" means the Cambridge Research Park, shown for identification purposes edged in blue on Plan 1 of which the Premises form part and refers to each and every part of the Research Park and estate roads and any other areas the use and enjoyment of which is appurtenant to the Research Park whether or not within the boundaries of the Research Park and includes the Research Park as enlarged or reduced from time to time during the Perpetuity Period

     "COMMON PARTS" means those parts of the Research Park to be used in common by any of the Tenant, other tenants and occupiers of the Research Park, the Landlord, Superior Landlord and those properly authorised or permitted by them to do so, and "Common Parts" includes (but without limitation) the estate roads, any courtyards, external paviours, car parks, service areas and other such amenities, but excludes any such parts as may be within the Premises or let or capable or designed to be let to a tenant or occupier

     "CONDUCTING MEDIA" means any of the drains, sewers, conduits, flues, gutters, gullies, channels, ducts, shafts, watercourses, pipes, cables, wires and mains and includes pumping stations, sewerage treatment facilities, sub-stations, governor-stations and other similar facilities



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                               [GRAPHIC OMITTED]
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     "ENCUMBRANCES" means the restrictions, stipulations, covenants, rights, reservations, provisions and other matters contained, imposed by or referred to in the documents (if any), brief particulars of which are set out in the Particulars

     "INSURED RISKS" has the meaning given to it in Schedule 3

     "INTEREST" means interest at the Prescribed Rate (as well after as before judgment), or such other comparable rate as the Landlord may reasonably designate if the Prescribed Rate ceases to be published, compounded at quarterly rests on 31 March, 30 June, 30 September and 31 December in each year

     "LANDLORD" includes all persons from time to time entitled to the immediate reversion to this Lease

     "LEASE" is a reference to this Underlease and includes any documents supplemental to this Lease

     ["MEASURING CODE" means the Code of Measuring Practice from time to time in force (Current edition: Fourth Edition RICS/ISVA 1993)]

     "OUTGOINGS" means in relation to and attributable to the Premises all non-domestic rates, water rates, water charges and all existing and future rates, taxes, charges, assessments, impositions and outgoings whatsoever (whether parliamentary municipal parochial or otherwise) which are now or may at any time be payable, charged or assessed on property or the owner or occupier of property, but 'taxes" in this context does not include value added tax, nor any taxes imposed on the Landlord in respect of the yearly rent reserved by this Lease or in respect of a disposal of the interest in immediate reversion to this Lease

     "PERIMETER LANDSCAPING" means the planting and landscaped areas on and within the boundaries of the Premises and shown for identification purposes on the Plan and edged in green and includes any additional or varied areas from time to time

     "PLAN 1 AND "PLAN 2" means the plans attached to this Lease and numbered "Plan 1" and "Plan 2" respectively.

     "PREMISES" refers to each and every part of the Premises, and includes improvements and additions made to, and fixtures fittings and appurtenances in, the Premises, but excludes the Conducting Media and machinery and plant within but not exclusively serving the Premises

     "SUPERIOR LANDLORD" means the holder of a reversion whether immediate or not to the lease under which the Landlord holds its interest in the Research Park


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     "SUPERIOR LEASE" means the lease under which the Landlord holds its interest in the Research Park dated 11 November 1997 made between Harmsworth Pension Fund Trustees Limited (1) and the Landlord (2)and also includes any leasehold reversion whether immediate or not to such lease

     "TENANT" includes the Tenant's successors in title and assigns in whom this Lease may for the time being be vested

     "TERM" means the term of years granted by this Lease

     "UNSECURED UNDERLETTING" means an underletting of the whole or part of the Premises in relation to which the underlessor and the underlessee have agreed to exclude the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954 and their agreement to do so has been duly authorised beforehand by the Court.

     1.2  PARTICULARS

          The Particulars form part of this Lease and words and phrases set out in Column 1 of the Particulars have the meanings respectively attributed to them in Column 2 of the Particulars

     1.3  INTERPRETATION OF RESTRICTIONS AND LIABILITY

          1.3.1 Where the Tenant is placed under a restriction in this Lease, the restriction includes the obligation on the Tenant to use reasonable endeavours not to permit or allow the infringement of the restriction by any person.

          1.3.2 References to "liability" include, where the context allows, claims, demands, proceedings, damages, losses, costs and expenses.

     1.4  CLAUSES AND CLAUSE HEADINGS

          1.4.1 The clause and paragraph headings in this Lease are for ease of reference only and are not to be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer.

          1.4.2  Unless the context otherwise requires, references:

                 1.4.2.1 to numbered clauses and Schedules are references to the relevant clause in or Schedule to this Lease; and

                 1.4.2.2 in any Schedule to a numbered paragraph are references to the relevant paragraph in that Schedule.

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     1.5  SINGULAR AND PLURAL MEANINGS

          Words in this Lease importing the singular meaning, where the context so allows, include the plural meaning and vice versa.

     1.6  STATUTES AND STATUTORY INSTRUMENTS

          References in this Lease to any statutes or statutory instruments include and refer to any statute or statutory instrument amending consolidating or replacing them respectively from time to time in force, and references to a statute include statutory instruments and regulations made pursuant to them.

     1.7  GENDER

          Words in this Lease importing any one gender include both other genders and may be used interchangeably, and words denoting natural persons where the context so allows include corporations and vice versa.

     1.8  JOINT AND SEVERAL OBLIGATIONS

          At any time that the party of the second part to this Lease is two or more persons the expression "the Tenant" includes the plural number and obligations in this Lease expressed or implied to be made with the Tenant or by the Tenant are to be treated as made with or by such individuals jointly and severally.

2    THE LETTING TERMS

     In consideration of the rent reserved by and the covenants in this Lease:

     2.1  the Landlord LETS to the Tenant:

          2.1.1 ALL the Premises;

          2.1.2 TOGETHER WITH the rights set out in Schedule 1 Part 1; and

          2.1.3 EXCEPT AND RESERVED to the Landlord the rights set out in
                Schedule 1 Part 2;

     2.2 for the TERM determinable as provided by this Lease subject to the Encumbrances; and

     2.3  the Tenant PAYING during the Term;


                                       6
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          2.3.1  the Rent (subject to revision under Schedule 2) by equal quarterly payments in advance on the usual quarter days in every year the first (or a proportionate part) of such payments in respect of the period commencing on the Rent Commencement Date and ending on the following quarter day to be made on the Rent Commencement Date;

          2.3.2 as additional rent the monies payable by the Tenant under Schedules 3 and 4 commencing on the Service Charge Commencement Date; and

          2.3.3 as additional rent any value added tax chargeable on the rent and additional rent reserved in Clauses 2.3.1 and 2.3.2.

3    TENANT'S COVENANTS

     THE TENANT COVENANTS with the Landlord during the Term and any extension by statute of the tenancy created by this Lease as follows:

     3.1  RENT

          3.1.1 To pay the yearly rent reserved by this Lease, free from any deductions and rights of set-off save as permitted by law, at the times and in the manner required in Clauses 2.3.1 and by means of a standing order to the Tenant's bankers.

          3.1.2 To pay the additional rents reserved by this Lease at the times and in the manner specified in relation to each of them.

     3.2  INTEREST

          3.2.1 To pay Interest on so much of the rents under this Lease as remain unpaid 14 days after they have become due from the date that they became due until the payment is made to the Landlord.

          3.2.2 To pay Interest under Clause 3.2.1 for any period during which the Landlord properly and reasonably refuses to accept the tender of payment because of an unremedied and material breach of covenant of the Tenant.

     3.3  OUTGOINGS AND CONTRIBUTIONS

          3.3.1  To pay Outgoings.

          3.3.2 To pay for all gas and electricity consumed on the Premises, all charges for meters, and all standing charges.

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     3.4  REPAIR

          3.4.1 Well and substantially to repair, maintain and clean the Premises and to keep the Premises in good and substantial repair, maintained and in clean condition (except in respect of damage by Insured Risks as allowed in Schedule 3).

          3.4.2 To replace any Landlord's fixtures and fittings in the Premises which are beyond repair at any time during or at the termination of the Term.

          3.4.3 To keep any part of the Premises which are not built upon adequately surfaced in good condition and free from weeds and all landscaped areas properly cultivated.

     3.5  DECORATIONS

          3.5.1 To decorate the inside of the Premises in the Internal Decorating Years and in the last three months of the Term (howsoever determined) with two coats of good quality paint or good quality polish, and with paper for those parts normally papered, or other suitable and appropriate materials of good quality, in a workmanlike manner (such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably approve such approval not to be unreasonably withheld).

          3.5.2 to decorator otherwise treat in a manner appropriate to the materials comprising the exterior of the Premises the exterior of the Premises in the External Decorating Years and also in the last three months of the Term (howsoever determined) with three coats of good quality paint or good quality polish or other suitable material of good quality in a proper and workmanlike manner (such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably approve such approval not to be unreasonably withheld).

          3.5.3 not without the consent of the Landlord such approval not to be unreasonably withheld to alter cover up or change any part of the architectural decorations or the external colour of the Premises

     3.6  LANDLORD'S RIGHT OF INSPECTION AND RIGHT OF REPAIR

          3.6.1 To permit the Landlord and its employees or agents at all reasonable times on prior written notice and (if practicable) outside usual business hours of

                                       8
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                 the Tenant at the Landlord's own cost to enter in order to inspect and view the Premises and examine their condition and also to take a schedule of fixtures in the Premises.

          3.6.2 If any breach of covenant, defects, disrepair, removal of fixtures or unauthorised alterations or additions are found on inspection for which the Tenant is liable, then, on written notice from the Landlord, to execute to the reasonable satisfaction of the Landlord or its Surveyor all repairs works replacements or removals required within three months (or sooner if necessary) after the receipt of the notice.

          3.6.3 If the Tenant fails to comply with a notice under clause 3.6.2, the Landlord may itself or by its workpeople or agents enter the Premises and execute the repairs works replacements or removals.

          3.6.4 To pay to the Landlord on demand all expenses properly so incurred under clause 3.6.3 (such expenses and any Interest on them to be recoverable as if they were rent in arrear).

          3.6.5 To permit the Landlord and any valuer authorised by him to enter the Premises at any reasonable time on prior written notice and (if practicable) outside normal business hours of the Tenant to inspect and value them for the purposes of assessing the sum for which they should be insured.

     3.7  YIELD UP IN REPAIR AT THE END OF THE TERM

          At the termination of this Lease or at such later time as the Landlord recovers possession of the Premises from the Tenant:

          3.7.1 quietly to yield up the Premises (with all additions and improvements to the Premises and all fixtures in the Premises, other than tenant's fixtures which the Tenant may be entitled to remove) repaired, maintained, cleaned, decorated and kept in accordance with the Tenant's covenants in this Lease (except in respect of damage by Insured Risks as allowed in Schedule 3);

          3.7.2 if so requested by the Landlord, to remove from the Premises all the Tenant's belongings - that is to say trade fixtures and fittings and all notices, notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Premises under the Tenant) or its business; and

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          3.7.3  to make good to the reasonable satisfaction of the Landlord all damage to the Premises resulting from the removal of the Tenant's belongings from the Premises.

     3.8  RELEVANT DEFECTS

          On becoming aware of any defects in the Research Park, which are "relevant defects" for the purposes of Section 4 of the Defective Premises Act 1972, to give notice of them to the Landlord.

     3.9  ALTERATIONS

          3.9.1 Not to make any alterations or additions to or affecting the structure or exterior of the Premises, or the appearance of the Premises as seen from the exterior.

          3.9.2 Not without the consent of the Landlord (consent not to be unreasonably withheld) to make any other alterations or additions to the Premises (but the erection, alteration or removal by the Tenant of internal demountable partitioning, and consequential adjustments of ducting, ceiling tiles, light fittings and wiring, is authorised without such consent if the plans of the partitions (or details of the alteration or removal of partitioning) are immediately deposited with the Landlord) without:-

                 3.9.2.1 obtaining and complying with all necessary consents of any competent authority and paying all charges of any such authority in respect of such consents;

                 3.9.2.2 making an application supported by drawings and where appropriate a specification in duplicate prepared by an architect or member of some other appropriate profession (who shall supervise the work throughout to completion);

                 3.9.2.3 paying the reasonable fees of the Landlord and its professional advisers (but for the avoidance of doubt not any superior landlord any mortgagee or their respective professional advisers); and

                 3.9.2.4 entering into such covenants as the Landlord may
                         reasonably require as to the execution and reinstatement of the alterations.

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          3.9.3  Not without the Landlord's previous written consent which shall not be unreasonably withheld to make any alterations or additions in or to the electrical circuits or installations in the Premises and not to use any lighting points therein otherwise than for normal lighting purposes.

          3.9.4 Not to install or erect any exterior lighting, shade, canopy or awning or other structure in front of or elsewhere outside the Premises without prior written consent such consent not to be unreasonably withheld.

          3.9.5 On the termination of this Lease, to the extent required by the Landlord, to reinstate the Premises to the condition in which they were in at the grant of this Lease, such reinstatement to be carried out to the reasonable satisfaction of the Landlord or the Landlord's Surveyor.

          3.9.6 If the Construction (Design and Management) Regulation 1994 (as amended from time to time) apply to any alterations or additions:

                 3.9.6.1 the Tenant will comply with the regulations in all respects; and

                 3.9.6.2 before commencing any works the Tenant will make a declaration to the Health and Safety Executive in the prescribed form that the Tenant is the only client in relation to these works and will immediately forward a copy of the declaration to the Landlord; and

                 3.9.6.3 the Tenant will update the Health and Safety file kept by the Landlord (which the Landlord shall deposit with the Tenant for the purpose) in relation to the Premises to reflect the works and will immediately return the file to the Landlord.

     3.10 ALIENATION

          3.10.1 Not to assign or charge part only of the Premises.

          3.10.2 Not to assign the whole nor underlet the whole or any part of the Premises without the consent of the Landlord (such consent not to be unreasonably withheld or delayed but subject in the case of an assignment to the provisions of clause 3.10.4);

          3.10.3 not otherwise than by assignment or underletting permitted under this clause 3.10 to:

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                 3.10.3.1 part with or share possession or occupation of the whole or any part of the Premises; or

                 3.10.3.2 grant to third parties any rights over the Premises.

          3.10.4 On application by the Tenant for consent to assign the Premises under clause 3.10.2 the Landlord will be entitled:

                 3.10.4.1 to give consent subject to the condition that before the Tenant assigns the Premises, it enters into an agreement pursuant to Section 16 of the 1995 Act under which it:

                          3.10.4.1.1 guarantees performance by the proposed
                                     assignee of all the covenants on the part of the Tenant contained in this Lease;

                          3.10.4.1.2 is liable to the Landlord as principal
                                     debtor and is not released, even if the
                                     Landlord gives the proposed assignee extra time to comply with any obligation or does not insist on its strict terms;

                          3.10.4.1.3 agrees that, if this Lease is disclaimed,
                                     to accept at the Landlord's request within 3 months of the disclaimer the grant of (and if the Landlord does not so request, the Landlord will at the Tenant's request within the same period grant) a new lease of the Premises on the same terms and conditions of this Lease at the date of the disclaimer and for a term ending on the date the Term of this Lease would have ended but for the disclaimer;

                          and the form of such agreement will be as reasonably determined by the Landlord;

                 3.10.4.2 to withhold consent to an assignment

                          3.10.4.2.1 where in the reasonable opinion of the
                                     Landlord it has not been satisfactorily
                                     demonstrated that the proposed assignee is of a financial standing as to be able to perform and observe and will be able and perform and observe the lessees' covenants and obligations under this Lease;

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                          3.10.4.2.2 where the assignee is a member of a group
                                     of companies of which the Tenant is itself a member as defined in clause 3.10.9 below;

                 3.10.4.3 where it is reasonable in the circumstances to
                          require, as a condition of granting consent to assign, that the proposed assignee provides the Landlord with

                          3.10.4.3.1 a guarantor or guarantors of financial
                                     standing acceptable to the Landlord who
                                     will covenant with the Landlord in the
                                     terms set out in schedule 5. In determining the acceptability of the guarantor or guarantors the Landlord will act reasonably; and/or

                          3.10.4.3.2 such reasonable rent deposit arrangements
                                     and/or the provision of such additional
                                     security for the performance by the
                                     assignee of its obligations under this
                                     Lease as reasonably required by the
                                     Landlord;

                 3.10.4.4 to require, as a condition of granting consent to assign, that all rents and other sums which have fallen or which fall due under this Lease prior to the date of the assignment have been paid to the Landlord.

          3.10.5 On the grant of an underlease, to obtain covenants by deed from the underlessee direct with the Landlord that the underlessee will:

                 3.10.5.1 not assign, sub-underlet or charge part only of the premises underlet;

                 3.10.5.2 not part with or share possession or occupation of the whole or any part of the premises underlet nor grant to third parties rights over them otherwise than by a permitted assignment or sub-underletting;

                 3.10.5.3 not assign sub-underlet or charge the whole of the premises sub-underlet without obtaining the previous consent of the Landlord under this Lease (which the Landlord shall covenant in the deed mentioned above not unreasonably to withhold)

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

                          provided that no further sub-underletting by that sub-underlessee shall be permitted.

          3.10.6 On the grant of any underlease:

                 3.10.6.1 to include provisions for the revision of the rent reserved by the underlease in an upward only direction to correspond in time and effect with the provisions for the revision of rent in this Lease;

                 3.10.6.2 not to reserve or take a premium or fine;

                 3.10.6.3 to reserve a rent which is not less than the market rent as at the time of the grant of the underlease (assessed in accordance with the principles in Schedule 2) or the proportionate part of the market rent of the Premises where only part of the Premises is underlet; and

                 3.10.6.4 to include such covenants of the underlessee as are not inconsistent with or impair the due performance and observance of the covenants of the Tenant in this Lease.

          3.10.7 Not to underlet the Premises as to sub-divide them into more than four units of occupation.

          3.10.8 Not to underlet part only of the Premises otherwise than by way of Unsecured Underletting.

          3.10.9 The preceding provisions of this clause 3.10 do not apply to any parting with possession or occupation or the sharing of occupation or sub-division of the Premises to or with any member of a group of companies of which the Tenant is itself a member if:

                 3.10.9.1 the interest in the Premises so created is and remains no more than a terminable bare licence or tenancy-at-will; and

                 3.10.9.2 the possession, occupation or subdivision are
                          immediately determined if the Tenant and the relevant member cease for any reason whatsoever to be members of the same group of companies;

                 and for this purpose two companies are members of a group if, and only if, one is a subsidiary of the other or both are subsidiaries of a third company,

                 "subsidiary" having the meaning given to it by Section 736 of the Companies Act 1985.

     3.11 REGISTRATION OF DISPOSITIONS OF THIS LEASE

          To produce to and leave with the Solicitors of the Landlord a certified copy of the document effecting the disposition within one month after any disposition of this Lease or the Premises (a "disposition" being an assignment, charge, transfer, underlease, assignment or surrender of any underlease, or on any transmission by death or otherwise documentary evidence of devolution affecting the Premises), and on each occasion to pay to the Solicitors such fee as they may reasonably require for the registration and also any registration fees payable to the Superior Landlord

     3.12 ENFORCEMENT OF UNDERLEASES

          3.12.1 Not without the consent of the Landlord such consent not to be unreasonably withheld or delayed to vary the terms, or waive the benefit, of any covenant of the underlessee or condition in an underlease of the Premises in any material respect.

          3.12.2 Not without the consent of the Landlord such consent not to be unreasonably withheld to accept a surrender of any underlease of the Premises.

          3.12.3 If reasonably required by the Landlord diligently to enforce the covenants of the underlessee and the conditions in any underlease of the Premises and where it is otherwise likely to affect the Landlord's reversionary interest to exercise by way of enforcement the powers of re-entry in the underlease.

          3.12.4 Not without the consent of the Landlord to accept any sum or payment in kind by way of commutation of the rent payable by an underlessee of the Premises.

          3.12.5 Not to accept the payment of rent from an underlessee of the Premises otherwise than by regular quarterly (or more frequent) payments in advance.

          3.12.6 Duly and punctually to exercise all rights to revise the rent reserved by an underlease of the Premises, and not to agree with an underlessee a revised rent without the approval of the Landlord (such approval not to be unreasonably withheld).

     3.13 USER

          3.13.1 Not to use the Premises otherwise than for the Authorised Use.

          3.13.2 Nothing in this Lease implies or is to be treated as a warranty to the effect that the use of the Premises for those purposes is in compliance with all town planning laws and regulations now or from time to time in force.

     3.14 RESTRICTIONS AFFECTING USE OF THE PREMISES

          3.14.1 Not to erect or install in the Premises any engine, furnace, plant or machinery which causes noise fumes or vibration which can be heard smelled or felt outside the Premises.

          3.14.2 Not to store in the Premises any petrol or other specially inflammable explosive or combustible substance.

          3.14.3 Not to use the Premises for any noxious, noisy or offensive trade or business nor for any illegal or immoral act or purpose.

          3.14.4  Not to hold any sales by auction on the Premises.

          3.14.5 Not to hold in or on the Premises any exhibition public meeting or public entertainment.

          3.14.6 Not to permit any vocal or instrumental music in the Premises so that it can be heard outside the Premises.

          3.14.7 Not to permit livestock of any kind to be kept on the Premises.

          3.14.8 Not to do anything in the Premises which may be or grow to be a nuisance, annoyance, disturbance, inconvenience or damage to the Landlord or its other tenants of the Research Park or to the owners tenants and occupiers of adjoining and neighbouring properties.

          3.14.9 Not to load or use the floors, walls, ceilings, or structure of the Premises so as to cause strain damage or interference with the structural parts, loadbearing framework, roof, foundations, joists and external walls of the Premises.

          3.14.10 Not to overload the electrical installation or Conducting Media in the Premises.

          3.14.11 Not to do anything which may interfere with or which imposes an additional loading on any ventilation, heating, air conditioning or other plant or machinery serving the Premises.

          3.14.12 Not to use the Premises for the sale of alcoholic liquor for consumption either on or off the Premises.

          3.14.13 Not to allow any person to sleep in the Premises nor to use the Premises for residential purposes.

          3.14.14 Not to permit the drains to be obstructed by oil grease or other deleterious matter, but to keep thoroughly cleaned the Premises and the drains serving the Premises as often as may be necessary.

          3.14.15 Not to use any portion of the access roads or any service area for the parking of vehicles otherwise than during the course of loading and unloading nor to carry out any repairs or maintenance to vehicles on the access road or any service area.

          3.14.16 To observe and perform or cause to be observed and performed the rules and regulations from time to time made by the Landlord for the orderly and proper use of the Common Parts and the security of the Research Park provided that due notice of the same has been provided to the Tenant and that the same are in all the circumstances fair and reasonable and that the same shall not require expenditure on the part of the Tenant.

     3.15 ADVERTISEMENTS AND SIGNS

          3.15.1 Not to place or display on the exterior of the Premises or on the windows or inside the Premises so as to be visible from the exterior of the Premises any name, writing, notice, sign, illuminated sign, display of lights, placard, poster sticker or advertisement other than:

                  3.15.1.1 a suitable sign of a size and kind first approved by the Landlord or the Landlord's Surveyor showing the Tenant's name and business;

                  3.15.1.2 the name of the Tenant signwritten on the entrance doors of the Premises in a style and manner approved by the Landlord or the Landlord's Surveyor.

                  3.15.1.3 a suitable sign of a size and kind first approved by the Landlord or the Landlord's Surveyor (such approval not to be unreasonably withheld) showing the name which the Tenant may have given to the Premises, and the Landlord shall not unreasonably object to any application by the Tenant to the relevant authorities to change the postal address of the Premises in order to incorporate this name so long as the postal address continues to incorporate the name "Cambridge Research Park" or such other name given to the Research Park during the Term.

                  3.15.1.4 If any name, writing, notice, sign, placard, poster, sticker or advertisement is placed or displayed in breach of these provisions, to permit the Landlord to enter the Premises and remove such name, writing, notice, sign, placard, poster, sticker or advertisement, and to pay to the Landlord on demand the expense of so doing.

          3.15.2 Not to leave the whole of the Premises continuously empty or untended for more than two weeks without:-

                  3.15.2.1 notifying the Landlord in writing; and

                  3.15.2.2 providing such caretaking or security arrangements as the Landlord shall reasonably require in order to protect the Premises from vandalism theft damage or unlawful occupation.

     3.16 COMPLIANCE WITH STATUTES, ETC

          3.16.1 Except where such liability may be expressly within the Landlord's covenants in this Lease to comply in all respects with the provisions of all statutes for the time being in force and requirements of any competent authority relating to the Premises or anything done in or on them by the Tenant.

          3.16.2 In particular but without affecting the general operation of clause 3.19.1:

                  3.16.2.1 to execute all works and do all things on or in
                           respect of the Premises which are required under the Offices Shops and Railway Premises Act 1963;

                  3.16.2.2 to comply with all requirements under any present or future statute, order, by-law or regulation as to the use or occupation of or otherwise concerning the Premises;

                  3.16.2.3 to execute with all due diligence (commencing work within two months or sooner if necessary and then proceeding continuously) all works to the Premises for which the Tenant is liable under this clause 3.16 and of which the Landlord has given notice to the Tenant;

                  and, if the Tenant does not comply with clause 3.16.2.3, to permit the Landlord to enter the Premises to carry out such works, and to indemnify the Landlord on demand for the expenses of so doing (including surveyors' and other professional advisers' fees), such expenses and any Interest on them to be recoverable as if they were rent in arrear.

     3.17 PLANNING PERMISSIONS

          3.17.1 Not without the consent of the Landlord such consent not to be unreasonably withheld to make any application under the Town and Country Planning Acts, as defined in the Town and Country Planning Act 1990, to any local planning authority for permission to develop, including change of use of, the Premises.

          3.17.2 To indemnify the Landlord against expenses payable in respect of such applications and to reimburse to the Landlord the reasonable costs it may properly incur in connection with such consent.

          3.17.3 Forthwith to give to the Landlord full particulars in writing of the grant of planning permission.

          3.17.4 Not to implement any planning permission if the same materially adversely affects the Landlord's reversion and the Landlord makes reasonable objection to any of the conditions subject to which it has been granted.

     3.18 COMPLIANCE WITH TOWN PLANNING

          3.18.1 To perform and observe the requirements of statutes and regulations relating to town and country planning and environmental protection applying to the Premises, and to obtain any development or other consent permit or licence by reason of the development or manner of use of or on the Premises by the Tenant.

          3.18.2 To give full particulars to the Landlord of any notice, or proposal for a notice, or order or proposal for an order, made given or issued to the Tenant under any statute or regulation relating to town and country planning, environmental protection or otherwise within 10 working days after the receipt of any such by the Tenant.

          3.18.3 Forthwith to take all reasonable and necessary steps to comply with any such notice or order.

          3.18.4 At the request and cost of the Landlord, to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such notice or order as the Landlord may consider expedient.

     3.19 CLAIMS MADE BY THIRD PARTIES

          3.19.1 To keep the Landlord indemnified against liability in respect of any accident, loss or damage to person or property in the Premises resulting from the act or default of the Tenant.

          3.19.2 To keep the Landlord indemnified against liability of the Landlord to third parties by reason of breach by the Tenant of its obligations in this Lease.

     3.20 EXPENSES OF THE LANDLORD

          To pay to the Landlord on demand all expenses (including solicitors' costs, bailiffs' fees and surveyors' and architects' fees) properly (and in the case of 3.20.3, reasonably) incurred by the Landlord:

          3.20.1 incidental to or in proper contemplation of the preparation and service of a schedule of dilapidations during or after the termination of this Lease and/or a notice under section 146 and 147 of the Law of Property Act 1925, even if forfeiture is avoided otherwise than by relief granted by the court;

          3.20.2 in the recovery or attempted recovery of arrears of rent or additional rent due from the Tenant; and

          3.20.3 in connection with every application for any consent or approval made under this Lease, whether or not consent or approval is given save where the Landlord is declared by a court unreasonably to have withheld or delayed consent.

     3.21 OBSTRUCTION OF WINDOWS OR LIGHTS AND EASEMENTS

          3.21.1  Not to stop up or obstruct any windows of the Premises.

          3.21.2 Not to permit any easement or similar right to be made or acquired into against or on the Premises.

          3.21.3 Where any such easement or right is or is attempted to be acquired, immediately to give notice of the circumstances to the Landlord, and at the request and cost of the Landlord to adopt such course as it may reasonably require for preventing the acquisition of the easement or right to such easement.

     3.22 CLEANING OF WINDOWS

          3.22.1  To keep clean the glass in the windows of the Premises.

     3.23 VALUE ADDED TAX

          3.23.1 To pay value added tax on taxable supplies of goods and services made by the Landlord in connection with this Lease, the consideration for which is to be treated as exclusive of value added tax chargeable on the payment.

          3.23.2 Where the Landlord is entitled under this Lease to recover from the Tenant the costs of goods and services supplied to the Landlord, but in respect of which the Landlord makes no taxable supply to the Tenant, to indemnify the Landlord against so much of the input tax on the cost for which the Landlord is not entitled to credit allowance under section 26 of the Value Added Tax Act 1994.

     3.24 NOTICES "TO LET" AND "FOR SALE"

          3.24.1 To allow the Landlord or its agents to enter the Premises at any time:

                  3.24.1.1 within six months next before the termination of this
                           Lease to fix on the Premises a notice board for reletting the Premises; and

                  3.24.1.2 to fix on some part of the Premises a notice board for sale of the interest of the Landlord.

          3.24.2  not to remove or obscure any such notice board.

          3.24.3 To permit all persons authorised by the Landlord or its agents to view the Premises at reasonable hours without interruption in connection with any such letting or sale.

     3.25 ENCUMBRANCES

          To observe and perform by way of indemnity only the obligations and restrictions comprising the Encumbrances so far as they relate to the Premises and are capable of being enforced, and to keep the Landlord indemnified against liability for breach of the obligations and restrictions.

     3.26 SUPERIOR LEASE COVENANTS

          3.26.1 Not to do any act, matter or thing which would constitute a breach of the covenants of the tenant and the conditions in the Superior Lease.

          3.26.2 The landlord acknowledges the right of the tenant to production of the Superior lease (or a certified copy of the Superior Lease).

4    PROVISOS

     THE PARTIES AGREE to the following provisos:

     4.1  PROVISO FOR RE-ENTRY

          4.1.1 The Landlord may terminate this Lease by re-entering the Premises (or a part of them) itself or by an authorised agent if:

                  4.1.1.1 any rent remains unpaid twenty one days after becoming due for payment (whether or not formally demanded); or

                  4.1.1.2 the Tenant fails in any material respect to perform or observe any of its material covenants or the conditions in this Lease; or

                  4.1.1.3 an event of insolvency occurs in relation to the Tenant or one of the Tenants or any guarantor of the Tenant or one of the Tenants.

          4.1.2 Re-entry in exercise of the rights in clause 4.1.1 does not affect any other right or remedy of the Landlord for breach of covenant or condition by the Tenant occurring before the termination of this Lease.

          4.1.3 The expression "an event of insolvency" in clause 4.1.1 includes:

                  4.1.3.1 (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) inability of the company to pay its debts, entry into liquidation either compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditors winding up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs, the application to the court for an administration order, and the appointment of a receiver or administrative receiver; and

                  4.1.3.2 (in relation to an individual who is the Tenant or a guarantor) inability to pay or having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of an arrangement of his affairs, the application to the court for an interim order, and the appointment of a receiver or interim receiver; and

                  4.1.3.3 in relation to the various events of insolvency they are, wherever appropriate, to be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986.

     4.2  POWER FOR LANDLORD TO DEAL WITH ADJOINING PROPERTY

          4.2.1 The Landlord may deal as it thinks fit with other property adjoining or nearby belonging to the Landlord, and may erect or permit to be erected on such property any buildings irrespective of whether they affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Premises

          4.2.2 The Landlord may at all times, without obtaining any consent from or making any arrangement with the Tenant, alter reconstruct or modify in any way whatsoever or change the use of the Common Parts so long as proper means of access to and egress from the Premises are afforded and essential services are maintained at all times

     4.3  EXEMPTION FROM LIABILITY IN RESPECT OF SERVICES

          4.3.1 Subject as mentioned in 4.3.2 below, the Landlord is not to be liable to the Tenant for any loss damage or inconvenience which may be caused by reason of:

                  4.3.1.1 temporary interruption of services during periods of inspection maintenance repair and renewal;

                  4.3.1.2 breakdown of or defect in any plant and machinery services or Conducting Media in the Premises the Research Park or neighbouring or adjoining property; or

                  4.3.1.3  events beyond the reasonable control of the Landlord.

          4.3.2 The Landlord shall use its reasonable endeavours to avoid any interruption to services, to minimise any unavoidable periods of disruption and to procure the good working order of all services and Conducting Media at the earliest reasonable times.

     4.4  COMPENSATION FOR DISTURBANCE

          The Tenant is not entitled on quitting the Premises to claim from the Landlord any compensation unless and to the extent that any statutory right to compensation precludes the operation of this clause.

     4.5  REMOVAL OF PROPERTY AFTER DETERMINATION OF TERM

          If after the Tenant has vacated the Premises following the termination of this Lease any property of the Tenant remains in the Premises, and the Tenant fails to remove it within fourteen days after being requested in writing by the landlord to do so, the Landlord may as the agent of the Tenant sell such property and hold the proceeds of sale, after deducting the costs and expenses of removal storage and sale reasonably and properly incurred by it, to the order of the Tenant.

     4.6  NOTICES CONSENTS AND APPROVALS

          4.6.1 Any notice served under or in connection with this Lease is to be in writing and be treated as properly served if compliance is made with either the provisions of Section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) or Section 23 of the Landlord and Tenant
                  Act 1927.

          4.6.2 Any consent or approval under this Lease is required to be obtained before the act or event to which it applies is carried out or done and is to be treated as effective only if the consent or approval is given in writing.

     4.7  SUPERIOR LANDLORD

          4.7.1 The rights reserved to the Landlord under this Lease are also reserved to or exercisable by any Superior Landlord its servants agents or workpeople to the extent as may be required under the Superior Lease.

          4.7.2 Nothing in this Lease is to be construed as implying that the Superior Lessor is under any obligation created by this Lease not unreasonably to withhold its consent or approval in respect of any application for a licence by the Tenant to the Landlord.

          4.7.3 If the Tenant does or proposes to do any matter or thing for which the consent of the Superior Landlord is required, the Tenant shall bear and indemnify the Landlord against the reasonable and proper legal and surveyors' costs and disbursements of obtaining such consent.

          4.7.4 The Landlord may, notwithstanding any provision to the contrary elsewhere in this Lease but provided the Landlord has complied with its obligations to obtain the same contained in Clause 5.1.3 withhold consent or approval in any matter where the Superior Landlord's consent or approval is required and has been unable to obtain it.

     4.8  CONDITIONS OF ENTRY

          Notwithstanding any other provision of this Lease any entry into or upon the Premises by the Landlord or any Superior Landlord or any person or persons on their behalf or with their authority shall only be effected subject to the following terms and conditions:

          4.8.1 such entry shall only be effected where the works or other matters or things to be done may not reasonably be done without such entry;

          4.8.2 such entry shall only be effected (if practicable) outside the normal working hours of the Tenant and any permitted occupier and at reasonable times and in a reasonable manner causing as little damage to the Premises or disturbance or inconvenience as reasonably possible in the circumstances;

          4.8.3 reasonable prior written notice shall be given save in cases of emergency where as much notice as possible shall be given;

          4.8.4 the Landlord shall make good forthwith any damage caused to the Premises and any fixtures, fittings and stock therein of the Tenant or any permitted undertenant or occupier as a result of such entry

5    LANDLORD'S COVENANTS

     THE LANDLORD COVENANTS with the Tenant as follows:

     5.1  QUIET ENJOYMENT

          The Tenant may lawfully and peaceably enjoy the Premises throughout the Term without interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord.

     5.2  SUPERIOR LEASE OBLIGATIONS

          5.2.1 To pay the rent reserved by and observe and perform the covenants of the tenant and the conditions contained in the Superior Lease,

          5.2.2 To use all reasonable endeavours at its own cost to procure that the Superior Landlord will throughout the Term perform and observe the covenants on its part contained in the Superior Lease.

          5.2.3 On the request and at the cost of the Tenant to use all reasonable endeavours to obtain the Superior Landlord's consent whenever the Tenant applies for any consent required under this Underlease where the consent of the Superior Landlord is needed howsoever required

6    OBLIGATIONS IN SCHEDULES TO THIS LEASE

     The Landlord and the Tenant mutually covenant to observe and perform their respective obligations and the conditions in the Schedules.

7    OPTION TO DETERMINE

     The Tenant is entitled to determine the Term on the expiration of the 15th or 20th year of the Term by serving on the Landlord not less than 12 months' written notice of determination and following service of that notice the Term will on the expiration of the 15th or 20th year of the Term as the case may be immediately cease and determine, but without prejudice to any accrued rights of either party against the other under this Lease.

DELIVERED as a deed on the date at the head of this Lease

                                   SCHEDULE 1

                       PART 1: RIGHTS ENJOYED WITH DEMISE

The following rights for the Tenant and all persons expressly or by implication authorised by the Tenant in common with all others having a like right:

1 The right at all times of free passage and running of water, soil, electricity, gas and any other services through the Conducting Media within, over or under any other part of the Research Park and Common Parts but with the right for the Landlord to alter, stop up or divert the Conducting Media subject to the Landlord leaving available for use at all times by the Tenant reasonable and adequate provision for those services no less convenient and of no less capacity than those existing prior to the stopping up or diverting.

2 The right of subjacent and lateral support and protection for the Premises as now enjoyed by and from the remainder of the Research Park.

3 The right of way at all times to pass and repass for the purpose of obtaining access to and egress from the Premises on foot and with vehicles (where appropriate) over:

     3.1  the estate roads within the Research Park; and

     3.2 that part of the service road within the adjacent Plot 2500 on the research Park as is shown coloured blue on Plan 2.

                       PART 2: EXCEPTIONS AND RESERVATIONS

EXERCISE OF THE FOLLOWING RIGHTS SHALL REMAIN SUBJECT AT ALL TIMES TO THE PROVISIONS OF CLAUSE 4.8 (TO THE EXTENT RELEVANT)

1 The free and uninterrupted passage of water soil air gas electricity and telephone communications from and to any part of the Research Park or any adjoining or neighbouring property through the Conducting Media commonly used for those purposes which are now or may in the future but during the period of eighty years after the date of this Lease be in upon or under the Premises.

2    All rights of entry upon the Premises referred to in Clause 3.

3 The right to enter the areas of the Premises as are not built upon in order to maintain the Perimeter Landscaping in accordance with the requirements of Schedule 4.

4 The right to support and protection as now exists by the Premises for such other parts of the Research Park as require such support and protection.

5 The right to make connections with any or all of the Conducting Media to enter upon any parts of the Premises as do not have any buildings on them or any land and premises over which the Tenant is hereby granted any access rights at all reasonable times after giving reasonable prior notice (except in case of emergency) for the purpose of making connections with maintaining repairing cleansing and inspecting the Conducting Media making good any damage thereby occasioned to the Premises.

6 The right at any time to build on, alter, add or extend or re-develop any other part of the Research Park with all necessary statutory and other consents and measurements and without causing any material interference with the Tenant's use and enjoyment of the Premises and any Common Parts but notwithstanding any interference with the access of light or air to the Premises.

7 The right of way to pass and repass, on foot and with vehicles, at all times and for all purposes for the benefit of the adjacent plot 2500 on the Research Park over that part of the service road within the Premises as is shown coloured yellow on Plan 2

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

                                   SCHEDULE 2

                                  RENT REVIEWS

1    THE REVIEW DATES

     The yearly rent payable under this Lease is to be reviewed on the expiry of the Rent Review Years (referred to in this Schedule as "the review dates" and "the relevant review date" is to be construed accordingly) and with effect on and from each review date the reviewed rent (as agreed or determined in accordance with this Schedule) is to become payable as the yearly rent reserved by this Lease.

2    UPWARD ONLY RENT REVIEWS

     The reviewed rent is to be the greater of:

     2.1 the yearly rent reserved under this Lease immediately preceding the relevant review date; and

     2.2  the market rent of the Premises at the relevant review date.

3    THE MARKET RENT

     For the purposes of this Lease, the expression 'market rent' means the yearly rent at which the Premises might reasonably be expected to be let in the open market by a willing landlord to a willing tenant:

     3.1  with vacant possession;

     3.2 for the longer of the unexpired term of this Lease calculated from the Term commencement date and the Notional Term having a rent review, in the same terms as this Lease, at the expiry of each period of five years throughout the term;

     3.3 without the payment of a premium by the willing landlord or the tenant; and

     3.4 subject to the provisions of this Lease, other than the length of the term and the amount of rent, but including these provisions for rent review;

          but on the assumption, if not the fact, that at the relevant review date:

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

     3.5 the Premises have been fitted out ready for occupation and immediate use for the willing tenant's business so that the willing tenant would not require a rent or other allowance at the relevant review date for that purpose (but this assumption does not affect the operation of paragraph 4.3);

     3.6 in case the Premises have been destroyed or damaged they have been fully reinstated [in accordance with the original specification];

     3.7 the Premises are in a state of full repair and the covenants of the Tenant have been fully observed and performed;

     3.8 there is not in operation any statute order or instrument regulation or direction which has the effect of regulating or restricting the amount of rent of the Premises which might otherwise be payable;

     3.9 the Premises may be lawfully used throughout the Term for the Authorised Use and that no capital is required to be expended upon the Premises to enable them to be so used; and

     3.10 that any rent free period or concessionary rent or other inducement which may be offered in the case of a new letting in the open market at the relevant review date for the purpose only of fitting out shall have expired or been enjoyed before the relevant review date;

4    MATTERS TO BE DISREGARDED

     In agreeing or determining the market rent the effect upon it of the following matters are to be disregarded:

     4.1  the occupation of the Premises by the Tenant;

     4.2 any goodwill attached to the Premises by reason of the carrying on at the Premises of the business of the Tenant;

     4.3 any improvements to the Premises made by the Tenant before or after the commencement of this Lease with the consent of the Landlord where required other than those:

          4.3.1 made in pursuance of an obligation to the Landlord other than an obligation to observe statute; or

          4.3.2 to the extent that the Landlord has made a financial contribution; and

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

     4.4 any works carried out by the Tenant which has diminished the market rent;

     and in this paragraph 4 reference to 'the Tenant' includes predecessors-in-title to the Tenant, and sub-tenants of the Tenant or of the predecessors-in-title of the Tenant.

5    PROCEDURE FOR DETERMINATION OF MARKET RENT

     5.1 The Landlord and the Tenant are to endeavour to agree the market rent at any time not being earlier than twelve months before the relevant review date, but if they have not agreed the market rent three months before the relevant review date the amount of the market rent is to be determined by reference to determination of an independent expert.

     5.2 The expert is to be nominated by the Landlord and the Tenant jointly, but, if they cannot or do not do so, then he is to be nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant.

     5.3 The expert is to act as an expert and not as an arbitrator and is to be required to:

          5.3.1 give notice to the Landlord and the Tenant allowing each of them an opportunity to submit to him within such reasonable time as he may stipulate a proposal for the market rent accompanied (if either of them so wish) by a statement of reasons, and a professional rental valuation or report; and

          5.3.2 permit each of the Landlord and the Tenant to make submissions in respect of the other's reasons valuation and report;

     but the expert is not to be bound by any such proposal or submission and may make his determination as he thinks fit.

     5.4 The expert nominated must be a chartered surveyor having not less than ten years' experience of leasehold valuation of property being put to the same or similar use as the Premises.

     5.5 If the expert refuses to act, becomes incapable of acting or dies, the Landlord or the Tenant may require the appointment of another expert as provided in paragraph 5.1.

     5.6 The fees and expenses of the expert, including the cost of his nomination, are to be borne in such manner and proportions as the expert may direct, but in the absence of any such direction, they are to be borne by the Landlord and the Tenant in equal shares.

     5.7 The determination of the expert is to be final and binding on the parties except on a matter of law

6    TIME LIMITS

     Time is not of the essence in agreeing or determining the reviewed rent or of appointing an arbitrator or expert.

7    RENTAL ADJUSTMENTS

     7.1 If the market rent has not been agreed or determined in accordance with the provisions of this Schedule before the relevant review date, then, until the market rent has been agreed or determined, the Tenant will continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date.

     7.2 The Tenant will pay to the Landlord within seven days after the time that the market rent has been agreed or determined all arrears of the reviewed rent which have accrued in the meantime, with interest equal to the base rate of the Bank on each of the instalments of the arrears from the time that it would have become due if the market rent had then been agreed or determined until payment becomes due from the Tenant to the Landlord under this paragraph 7.2.

8    REVIEWED RENT RESERVED IN PHASES

 The Landlord and the Tenant may, at any time before the market rent is determined by expert, settle the reviewed rent in more than one amount and agree to reserve the amounts increasing in phases until the next review date (if any).

9    MEMORANDUM OF RENT REVIEW

 The parties are to cause a memorandum of the reviewed rent duly signed by the Landlord and the Tenant to be endorsed on or securely annexed to this Lease and the counterpart of this Lease.

                                   SCHEDULE 3

                              INSURANCE PROVISIONS

1    INSURED RISKS

     1.1 "Insured Risks" means the risks and other contingencies against which the Premises and the Research Park are required to be, or which may from time to time be, insured under this Lease, but subject to any exclusions limitations and conditions in the policy of insurance.

     1.2 Insured Risks include, without limitation, fire, lightning, explosion, storm, tempest, flood, bursting and overflowing of water tanks apparatus or pipes, earthquake, aircraft (but not hostile aircraft) and other aerial devices dropped from aircraft, riot and civil commotion, malicious damage (including terrorist explosion) and such other risks as the Landlord may reasonably consider it prudent to insure.

     1.3 If a risk or contingency itemised, or otherwise included, as an Insured Risk, can no longer be insured or can only be insured at an uneconomic rate, the risk or contingency shall cease to be treated as an Insured Risk from the time that cover is withdrawn and the Landlord has notified the Tenant of its withdrawal.

2    TENANT'S LIABILITY FOR INSURANCE PREMIUMS

     2.1 The Tenant will pay to the Landlord on demand the due proportion of the insurance premiums incurred by the Landlord

     2.2 Insurance premiums are to include all monies expended, or required to be expended, by the Landlord in effecting and maintaining cover against:

          2.2.1   Insured Risks;

          2.2.2   three years' loss of rent insurance;

          2.2.3 such professional fees as may reasonably be expected to be incurred in connection with rebuilding or reinstatement of the Research Park;

          2.2.4   the costs of demolition, shoring up, and site clearance work

          2.2.5   third party and public liability risks; and

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

          2.2.6   value added tax liability on such items.

     2.3 The insurance cover may take into account cover for the effects of inflation and reasonable escalation of costs and fees, and the Landlord's fair and reasonable estimate of the market rent of the Premises as defined in Schedule 2 in the context of ensuing rent reviews and the termination of the Lease.

     2.4 The due proportion of the insurance premiums for which the Tenant is liable is to be such proportion of the premiums incurred with respect to the Research Park as may fairly be attributed to the Premises by the Landlord or the Landlord's surveyor, and the apportionment may as appropriate take into account:

          2.4.1 the net internal area (as defined in the Measuring Code) of the Premises relative to the aggregate net internal areas in the Research Park during the Term;

          2.4.2 the different uses to which the various parts of the Research Park are put and the degree of special risk associated with those uses;

          2.4.3   the cost of complying with requirements of the insurer;

          2.4.4 an increase in the insurance premiums or expense of renewal resulting from any act or omission of the Tenant or any person occupying or enjoying the use of the Premises through or under the Tenant; and

          2.4.5   risks and contingencies that apply only to the Tenant; and

          2.4.6 such other matters as may properly affect the apportionment of insurance premiums between the various tenants and occupiers of the Research Park;

          and the apportionment may where appropriate attribute the whole of a premium, or an increase in premium, to the Tenant, and the decision of the Landlord or the Landlord's surveyor acting fairly in making apportionments is (except in the case of manifest error) to be conclusive.

     In this Schedule "due proportion" is to be interpreted accordingly.

3    TENANT'S OBLIGATIONS IN RELATION TO INSURANCE COVER

     3.1 The Tenant will not do anything which may render void or voidable the insurance of the Landlord on the whole or a part of the Research Park or which may cause insurance premiums to be increased.

     3.2 The Tenant will provide efficient fire extinguishers of a type approved by the Landlord such approval not to be unreasonably withheld, and will adopt such other precautions against Insured Risks as the Landlord's insurers may lawfully require.

     3.3 If the insurance of the Landlord is vitiated in whole or in part in consequence of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant, or their respective employees workmen agents or visitors, the Tenant will pay to the Landlord on demand a sum equal to the amount of the insurance monies which have become irrecoverable in consequence of that act or omission.

     3.4 The Tenant may not insure the Premises for any of the Insured Risks in such a manner as would permit the insurer of the Landlord to average the proceeds of insurance or cancel insurance cover.

     3.5 The Tenant will notify the Landlord forthwith of the occurrence of damage to the Premises by any of the Insured Risks.

     3.6 If the Premises are damaged by Insured Risks, the Tenant will pay to the Landlord on demand the amount of any uninsured excess to which the insurance cover of the Landlord is subject.

     3.7 The obligations of the Tenant to repair and to yield up in repair the Premises are to remain operative to the extent that the insurance of the Landlord in respect of Insured Risks is vitiated or insurance monies are withheld by reason of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant, or their respective employees workmen agents or visitors, but do not otherwise operate in respect of damage to the Premises by Insured Risks.

4    LANDLORD'S OBLIGATION TO INSURE AND REINSTATE

     4.1

          4.1.1 The Landlord will keep the Premises and the Research Park insured with an insurer of repute against Insured Risks and other items referred to in paragraph 2.2 for the full cost of reinstatement, subject to such uninsured excess as the insurer may reasonably apply.

          4.1.2 The Landlord's obligation to insure does not relate to any fixtures and fittings installed by the Tenant and which may become Landlord's fixtures and fittings until the Tenant has notified the Landlord in writing of their reinstatement value.

     4.2 Following the occurrence of damage to or destruction of the Premises or any part or parts thereof or the access thereto or the services serving the Premises by an Insured Risk, the Landlord will diligently apply, or procure the application of, the proceeds of the insurance covering reinstatement and rebuilding costs for those purposes and will make up any shortfall to the same out of its own monies.

     4.3  The obligations of the Landlord in paragraph 4.2 do not apply:

          4.3.1 if the Landlord is unable, after using all reasonable endeavours to do so (which the Landlord hereby covenants to do), to obtain any requisite planning permission or other consents for the reinstatement or rebuilding of the Premises or of a building of similar size character and amenity; or

          4.3.2 if the Landlord's insurance is vitiated by reason of an act or omission of the Tenant, persons occupying or enjoying the use of the Premises through or under the Tenant or their respective employees workmen agents or visitors.

5    LANDLORD'S OBLIGATIONS AND ENTITLEMENT IN RELATION TO INSURANCE

     5.1 The Landlord will use all reasonable endeavours to procure that its insurers waive entitlement to rights of subrogation against the Tenant, persons occupying or enjoying the use of the Premises through or under the Landlord, and their respective employees workmen agents or visitors.

     5.2 The Landlord will notify its insurers of the Tenant's interest in the Premises and, if practicable, have it noted on the policies of insurance.

     5.3 The Landlord will provide the Tenant with a copy of its insurance policies (or other evidence of the conditions of insurance) on the Research Park, and at the request of the Tenant with a receipt for the payment of the last premium or other evidence of renewal and up-to-date details of the amount of cover.

     5.4 The Landlord may retain for its exclusive benefit any discount on the insurance premiums or commission offered to it by its insurer.

6    SUSPENSION OF RENT

     6.1 Paragraph 6.2 applies if the Premises or any part or parts thereof or the access thereto or the services serving the Premises are at any time during the Term so damaged by an Insured Risk as to render the Premises unfit for occupation, use or enjoyment in accordance with this Lease, except in the circumstances referred to in paragraph 4.3.2.

     6.2 All rents (except insurance rent) reserved by this Lease, or a fair proportion of them according to the nature and extent of the damage sustained, is to be suspended and cease to be payable until the Premises (excluding fitting out works and replacement of contents) have been reinstated and made accessible and fit for occupation, use and enjoyment or, if earlier, until the expiry of three years from the occurrence of the damage.

     6.3 A dispute as to the amount of the abatement of the rent or the duration of the period of abatement is to be submitted to a single arbitrator, by whose decision the parties are to be bound, who is to be appointed by the parties jointly if they can agree on one, but if they do not agree, then by the President for the time being of the Royal Institution of Chartered Surveyors at the request of either party, and the arbitration is to be conducted under the Arbitration Acts 1950-1979.

7    OPTIONS TO DETERMINE

     7.1 If the Premises is destroyed or damaged by an Insured Risk so as to make continued use and enjoyment of the Premises in accordance with this Lease impracticable, the Landlord may terminate this Lease by giving to the Tenant notice to that effect at any time within 12 months after the occurrence of the damage

     7.2 If for any reason beyond the control of the Landlord it proves impossible to commence rebuilding or reinstatement of the Premises within two years of the occurrence of the damage by an Insured Risk, the Landlord may terminate this Lease by giving to the Tenant notice to that effect.

     7.3 If the rebuilding or reinstatement of the Premises has not been commenced eighteen months after the occurrence of the damage by an Insured Risk, the Tenant may give notice to the Landlord of intention to terminate this Lease, and if the rebuilding or reinstatement work has not commenced in earnest within three months of the giving of the notice, this Lease is to terminate at the expiry of the notice.

     7.4 The termination of this Lease under this paragraph 7 is not to affect any liability of either party which has accrued at any time before the time of termination.

8    RETENTION OF INSURANCE PROCEEDS

     On the termination of this Lease under paragraph 7, or if this Lease is terminated by the operation of the doctrine of frustration, the Landlord may retain for its exclusive benefit the proceeds of insurance.

                                   SCHEDULE 4

                      SECTION 1: SERVICE CHARGE PROVISIONS

1    TENANT'S LIABILITY TO PAY SERVICE charge

     The Tenant will pay to the Landlord by way of additional rent the due proportion (as defined below) of the total cost ("service charge") to the Landlord in any service charge period beginning or ending during the Term of providing the services specified in Sections 2 and 3 of this Schedule and defraying the costs and expenses relating and incidental to such services.

2    DEFINITION OF "DUE PROPORTION"

     2.1 In this Schedule the expression "due proportion" means in relation to the service charge the proportion which is attributable to the Premises.

     2.2 The due proportion is to be calculated primarily on a comparison at any relevant time of the net internal area (as defined in the Measuring Code) of the Premises with the aggregate net internal area of the buildings designed or intended for letting on the Research Park from time to time.

     2.3 If such comparison is inappropriate having regard to the nature of any expenditure incurred or the premises in or upon the Research Park benefited by the expenditure or otherwise, the Landlord is at liberty in its reasonable discretion and acting in accordance with the principles of good estate management to adopt such other method of calculation of the due proportion of such expenditure (or item of expenditure) to be attributed to the Premises as may be fair and reasonable in the circumstances (including if appropriate the attribution of the whole of such expenditure to the Premises).

3    ADVANCE PAYMENTS ON PRELIMINARY BASIS

     3.1 The due proportion of the service charge is to be discharged by means of advance payments to be made on the same days upon which rent is payable under this Lease and by such additional payments as may be required under paragraphs 4 and 5.

     3.2 The amount of each advance payment is to be such amount as the Landlord may reasonably determine as likely to be equal in the aggregate to the due proportion of the service charge for the relevant service charge period and which is notified to the Tenant at or before the time when the demand for an advance payment is made.

     3.3 For the purposes of this Schedule "service charge period" means the period of twelve months between the Service Charge Dates in each year (or such other period as the Landlord may from time to time determine).

     3.4 The service charge is to be treated as accruing on a day-to-day basis in order to ascertain yearly rates and for the purposes of apportionment in relation to periods other than of one year.

4    SERVICE CHARGE ACCOUNTS AND ADJUSTMENTS

     4.1 The Landlord will as soon as may be practicable after the end of each service charge period submit to the Tenant a statement duly certified (if so requested) by the Landlord's accountant or surveyor giving a proper summary of the service charge for the service charge period just ended.

     4.2 If the due proportion of the service charge as certified is more or less than the total of the advance payments (or the grossed-up equivalent of such payments if made for any period of less than the service charge period), then any sum due to or payable by the Landlord by way of adjustment in respect of the due proportion of the service charge is forthwith to be paid or allowed as the case may be (except in the last year of the Term, when any overpayment will be repaid to the Tenant).

     4.3 The provisions of this paragraph are to continue to apply notwithstanding the termination of this Lease in respect of any service charge period then current.

     4.4  The Tenant is entitled to:

          4.4.1 inspect the service charge records and vouchers of the Landlord at such location as the Landlord may reasonably appoint for the purpose during normal working hours on weekdays; and

          4.4.2   at the Tenant's expense take copies of them.

5    EXCEPTIONAL EXPENDITURE

     5.1 If the Landlord is required during any service charge period to incur heavy or exceptional expenditure which forms part of the service charge, the Landlord is to be entitled to recover from the Tenant the due proportion of the service charge representing the whole of that expenditure on the quarter day next following.

     5.2 If funds collected by way of advance payments of service charge prove insufficient to meet an immediate liability, (and there is no reserve fund available, or which may be applied, to meet the liability, and the circumstances arose otherwise than as mentioned in paragraph 9.1) the Landlord is to be entitled to borrow monies for the purpose from reputable banks at commercially competitive rates of interest, and the interest payable on the borrowing shall be recoverable as an item of the service charge.

6    ADVANCE PAYMENTS DEPOSIT ACCOUNT

     6.1 This paragraph applies to such part of the monies ("relevant monies") paid by the Tenant and other tenants and occupiers of the Research Park by way of service charge as for the time being has not been disbursed in payment of the costs and expenses of providing services in and to the Research Park (and for the avoidance of doubt does not permit the creation of a sinking fund).

     6.2 The Landlord will keep the relevant monies in a separate trust account until and to the extent that they may be required for disbursement then or in the then immediate future in payment of the costs and expenses of providing services in and to the Research Park.

     6.3 Interest earned upon such account (less any tax payable) is to be credited to the account at regular rests in each year.

     6.4 Until actual disbursement the relevant monies are to be held by the Landlord for the benefit of the owners and occupiers of the Research Park as a class.

7    LANDLORD'S PROTECTION PROVISIONS

     The Tenant is not entitled to object to the service charge (or any item comprised in it) or otherwise on any of the following grounds:

     7.1 the inclusion in a subsequent service charge period of any item of expenditure or liability omitted from the service charge for the two preceding service charge periods;

     7.2 an item of service charge included at a proper and reasonable cost might have been provided or performed at a lower cost; or

     7.3 disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord has acted reasonably and in good faith and in the absence of manifest error; or

     7.4 the manner in which the Landlord exercises its discretion in providing services under and in accordance with this Lease so long as the Landlord acts reasonably and in good faith and in accordance with the principles of good estate management; or

     7.5 the employment of managing agents to carry out and provide on the Landlord's behalf services under this Part of this Schedule.

8    VACANT PARTS OF THE RESEARCH PARK AND ACTIONS BY THE LANDLORD

     8.1 The due proportion of the service charge may not be increased or altered by reason only that at any relevant time any part of the Research Park may be vacant or undeveloped (which expression excludes landscaping and the costs of maintenance of it) be occupied by the Landlord or that any tenant or occupier of another part of the Research Park may default in payment of, or be required to pay less than, the due proportion of the service charge attributable to that part.

     8.2 If the Landlord recovers monies in exercise of its powers referred to in paragraph 18 representing expenditure which has been or which would otherwise fall to be included in the service charge, the Landlord will set off or credit such monies against the service charge accordingly.

9    SERVICE CHARGE TO EXCLUDE TENANTS' LIABILITIES

     There is to be excluded from the items comprising the service charge any liability or expense for which the Tenant or other tenants or occupiers of the Research Park may individually be responsible under the terms of the tenancy or other arrangement by which they use or occupy the Research Park.

10   MANAGEMENT CHARGES

     The Landlord is entitled to include in the service charge:

     10.1 a reasonable fee for the provision of services by the Landlord; or

     10.2 the proper and reasonable cost of employing managing agents for the carrying out and provision of services under this Schedule (subject to a maximum cost not exceeding 10% of the Tenant's due proportion of the service charge); and

     10.3 any proper and reasonable cost of the accountants or auditors for auditing the service charge or providing other proper services in connection with the service charge.

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

11   THE LANDLORD'S OBLIGATION TO PROVIDE SERVICES

     11.1 Subject to the following provisions of this paragraph, the Landlord will provide the services specified in Section 2 of this Schedule and may provide the services specified in Section 3 of this Schedule.

     11.2 Subject as mentioned in clause 4.3.1 the Landlord is not to be liable to the Tenant for failure to provide any services in Section 2 of this Schedule to the extent that the Landlord is prevented from doing so by Insured Risks and other such perils, accident, strikes, lockouts of workmen or other cause beyond the Landlord's control.

     11.3 The Landlord is not under any obligation to the Tenant to continue the provision of the services specified in Section 3 of this Schedule and may in its discretion vary, extend, alter or add to such services if the Landlord reasonably considers that by so doing the amenities in the Research Park may be improved and/or the management of the Research Park may be more efficiently conducted for the benefit of the occupiers of the Research Park as a whole.

12   FURTHER TENANT PROTECTION PROVISIONS

     Notwithstanding any other provision of this Lease there shall be excluded from the service charge and the Tenant shall not be liable for the following costs and expenses:-
-
     12.1 the initial capital cost of the Premises or the Research Park or any buildings, infrastructure, Conducting Media, Common Parts or other construction whatsoever including without limitation the Management Centre and computer equipment initially forming part of the Research Park and all expenditure relating to the same and the provision of all plant, machinery, fixtures and equipment, including leasing and hiring costs, incurred in connection with the initial construction of those items, but for the avoidance of doubt nothing in this paragraph 12 shall prevent the inclusion in the service expenses and recovery through the service charge of any items of expenditure relating to the subsequent repair, maintenance and (where beyond economic repair or obsolete) renewal or replacement of any such items;

     12.2 the cost of reinstating or rebuilding the Premises pursuant to the Landlord's covenants in paragraph 4.2 of Schedule 3;

     12.3 any costs or fees incurred in relation to the grant, regrant or renewal of this Lease or any other lease of premises or buildings forming part of the Research Park except those to providers of facilities or services on the Research Park (including any

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          Management Centre or similar premises) and any costs or fees incurred in relation to the review or collection of the rent or rents under any such leases;

     12.4 the costs incurred in relation to the marketing, maintenance, repair or decoration of any lettable areas which are from time to time unlet;

     12.5 all costs incurred in connection with the advertising or marketing of the Research Park.

     12.6 all Outgoings actually paid by the Tenant pursuant to this Lease.



                SECTION 2: ESSENTIAL SERVICES AND HEADS OF CHARGE

13   COMMON PARTS

     13.1 The cleaning lighting and maintenance of the Common Parts.

     13.2 The maintenance (but not initial provision) of ornamentation of the Common Parts.

     13.3 The payment of any Outgoings in respect of the Common Parts.

     13.4 Refuse disposal (if not undertaken by the local waste disposal authority).

     13.5 The repair, inspection, maintenance, cleaning and emptying of drains serving the Research Park and other Conducting Media.

14   REPAIRS AND STATUTORY REQUIREMENTS

     14.1 The repair, maintenance, cleaning and upkeep and (where beyond economic repair) renewal, replacement, rebuilding, of the Common Parts, the Conducting Media and other common service facilities and of plant, equipment and tools serving or used in the Research Park.

     14.2 Compliance with all statutes by-laws lawful and proper regulations and the lawful and proper requirements of all competent authorities and of the insurers in relation to the use occupation and enjoyment of the Research Park and the Common Parts and which shall for the time being be in force.

     14.3 The operation maintenance repair and (where beyond economic repair) replacement of any computer and other monitoring apparatus reasonably considered necessary for the efficient operation of all services.

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15   SECURITY

     The operation, maintenance and (where beyond economic repair) replacement of any:

     15.1 security alarms, apparatus and systems in the Research Park; and

     15.2 closed circuit television cameras serving the Research Park.

16   INSURANCES

     16.1 Insurance of the Landlord against employers' liability risks in respect of the Research Park.

     16.2 Such insurances other than in respect of property risks as the Landlord may reasonably effect in respect of or incidental to the Research Park, its operation, and management.

     16.3 The proper cost of insurance re-valuations of the Premises and the Research Park carried out not more than once in any period of 2 years.

17   GARDEN AREAS

     Landscaping, planting and replanting and the maintenance and upkeep of the Common Parts and of garden or grassed and landscaped areas, including (without limitation) the Perimeter Landscaping.



              SECTION 3: DISCRETIONARY SERVICES AND HEADS OF CHARGE

18   LEGAL PROCEEDINGS

     18.1 Making representations which the Landlord in its reasonable discretion reasonably and properly considers should be made against, or otherwise contesting, the incidence of the provisions of any legislation, order, regulation, notice or statutory requirement relating to or affecting the whole or any part of the Research Park.

     18.2 The proper and reasonable costs of pursuing and enforcing any claim, and taking or defending any proceedings which the Landlord may in its reasonable discretion make, take or defend:

          18.2.1 against contractors, consultants, architects, consulting engineers and surveyors employed or engaged in connection with the construction and/or refurbishment and/or repair of the Research Park and/or the Premises or

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

                  any other third party for the remedy of a defect, repairs in or to the Research Park or otherwise for which they or any of them may be liable; and

          18.2.2 which proceedings are for the purpose of establishing, preserving or defending any rights, amenities or facilities used or enjoyed by the Tenant together with all other tenants and occupiers of the Research Park or any part of it or to which they may be entitled.

19   EMPLOYEES

     19.1 Employment of a caretaker, gardener or other staff for the maintenance and upkeep of and the provision of services in the Research Park including (without limitation upon the general operation of this paragraph) National Insurance and pension contributions of such employees.

     19.2 The provision of uniforms overalls and protective clothing for such employees or other staff required in connection with their duties.

     19.3 The rental (but not purchase) of living accommodation for the caretaker in or nearby the Research Park and the payment of Outgoings in respect of such accommodation where it is required for the better performance of his duties.

     19.4 The maintenance and upkeep of a management centre equipped with computer and other monitoring equipment.

20   SECURITY

     20.1 Security arrangements for the safety of tenants and occupiers and users of the Research Park and their property in the Research Park.

     20.2 The engagement of security officers and services.

21   OTHER SERVICES

     21.1 Such other services which the Landlord reasonably considers appropriate so that the amenities in the Research Park may be improved and/or the management of the Research Park may be more efficiently conducted for the benefit of the Tenant and occupiers of the Research Park as a whole.

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

                                   SCHEDULE 5

               FORM OF GUARANTEE ON ASSIGNMENT UNDER CLAUSE 3.10.4

1    GUARANTEE PROVISIONS

     1.1  GUARANTEE

          The Guarantor guarantees to the Landlord as a primary obligation that the Assignee will pay the rents reserved by, and perform and observe all the Tenant's covenants in the Lease throughout the Term and any extension by statute of the tenancy created by the Lease

          1.1.1   whilst the Tenant remains the lessee of the Lease; and

          1.1.2 during any period following on assignment which is an excluded assignment and until an assignment which is not an excluded assignment (as that term is defined in the 1995 Act) entered into by the Tenant; and

          1.1.3 whilst the Tenant remains liable under any authorised guarantee agreement (as that term is defined in the 1995 Act) entered into by the Tenant and the Guarantor will pay and make good to the Landlord on demand any losses, damages, costs and expenses suffered or incurred by the Landlord by reason of any failure of the Tenant to do so.

     1.2  NO WAIVER OR RELEASE OF LIABILITY

          The Guarantor is not to be released from liability under these provisions by reason of:

          1.2.1 any forbearance the granting of time or any other indulgence on the part of the Landlord, including (but without affecting the general operation of this paragraph 1.2) any granting or extension of time under or varying the procedure set out in
                  Schedule 2, paragraph 5; or

          1.2.2 any variation of the Lease (including any consent given under it), whether or not made with the consent of the Guarantor except to the extent that the variation is a "relevant variation" (as that term is defined in the 1995 Act) and the guarantee of the Guarantor in paragraph 1.1 is to operate in relation to the Lease as it may be varied from time to time; or

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

          1.2.3 the transfer of the Landlord's reversion, or the assignment of the Lease by the Tenant; or

          1.2.4 the release of one or more of the Guarantors (if more than one) from liability under the Lease; or

          1.2.5 any other act, omission, matter or thing (except the 1995 Act) by which (except for this provision) the Guarantor would be relieved (wholly or partially) from liability under paragraph
                  1.1 (except a release by deed given by the Landlord).

     1.3  GUARANTOR TO ACCEPT NEW LEASE UPON DISCLAIMER

          1.3.1 If the Lease is determined by re-entry by the Landlord or is effectively determined by disclaimer, the Guarantor shall, if the Landlord by notice within six months after the date of determination so requires, take from the Landlord a lease of the Premises.

          1.3.2 The lease to be granted to the Guarantor under paragraph 1.3.1 is to be on the following terms:

                  1.3.2.1 the term is to commence on the date of termination of the Lease and to be equal to the residue of the Term which would have remained unexpired at that date if the Lease had not then been terminated;

                  1.3.2.2 the yearly rent is to be the same as would have been payable under the Lease if it had continued undetermined and, if a rent review operative from a review date before the grant of the lease had not been completed, the Guarantor will complete the rent review with the Landlord as if it had been the lessee under the Lease in order to establish the commencing yearly rent under the lease;

                  1.3.2.3 the lease is otherwise to be on the same terms and conditions as would have applied under the Lease if it had continued undetermined; and

                  1.3.2.4 the Guarantor is to succeed to the rights and assume the liability of the Assignee under the Lease as if the Lease had continued undetermined.

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

     1.4  INDEMNITY FOLLOWING DISCLAIMER

          If the Landlord does not require the Guarantor to take a new lease of the Premises under paragraph 1.3 the Guarantor will nevertheless within 7 days of written demand pay to the Landlord a sum equal to the rents and all other outgoings that would have been payable under the Lease but for its disclaimer for the period of six months from and including the date of the disclaimer or until the Landlord has relet the Premises (if earlier).

     1.5  SUBORDINATION OF RIGHTS OF THE GUARANTOR

          1.5.1 With respect to any sums paid by the Guarantor under this paragraph 1 and to any other rights which may accrue to the Guarantor in respect of any sums so paid or liabilities incurred under this guarantee or in the observance, performance or discharge of the obligations and covenants of the Tenant in the Lease, the Guarantor is to rank and be entitled to enforce its rights only after all obligations and covenants under this guarantee have been fully observed and performed, and if they have not the Guarantor may not:

                  1.5.1.1 seek to recover from the Tenant, or any third party whether directly or by way of set-off lien counterclaim or otherwise or accept any money or other property or security or exercise any rights in respect of any sum which may be or become due to the Guarantor on account of the failure by the Tenant to observe and perform or discharge such obligations or covenants in the Lease;

                  1.5.1.2 claim, prove or accept any payment in composition by way of winding-up, liquidation, bankruptcy or other form of insolvency of the Tenant in competition with the Landlord for any amount whatsoever owing to the Guarantor by the Tenant; nor

                  1.5.1.3 exercise any right or remedy in respect of any amount paid by the Guarantor under the Lease or any liability incurred by the Guarantor in observing, performing or discharging the obligations and covenants of the Tenant.

          1.5.2 The Guarantor warrants that it has not taken, and undertakes with the Landlord that it will not without the consent of the
                  Landlord:

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

                  1.5.2.1 take any security from the Tenant in respect of this guarantee and, if any such security is so taken notwithstanding, it is to be held on trust for the Landlord as security for the respective liabilities of the Guarantor and the Tenant; nor

                  1.5.2.2 be entitled to any right of proof in the bankruptcy, liquidation or other form of insolvency of the Tenant or exercise any other right of the guarantor discharging his liability in respect of such obligations and covenants.

     1.6 The Guarantor waives any right to participate in any review of the market rent under the Lease.

     1.7 To the extent that any provision or part of a provision of this paragraph 1 is found by the Court to be void or otherwise unenforceable then that provision or part of the provision shall be severable from the remainder of this paragraph 1, which will remain in full force and effect.

Executed as a Deed by SUON CAMBRIDGE
LIMITED acting by two Directors or a
Director and the Company Secretary

Director



Secretary




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